UNITED STATES SECURITIES AND EXCHANGE COMMISSION WASHINGTON, D.C. 20549

	FORM	8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

May 26, 2023
Date of Report (Date of Earliest Event Reported)

HEWLETT PACKARD ENTERPRISE COMPANY
(Exact name of registrant as specified in its charter)

Delaware	001-37483		47-3298624
(State or other jurisdiction of incorporation)	(Commission File Number)		(I.R.S. Employer Identification No.)

1701 East Mossy Oaks Road,	Spring,	TX	77389
(Address of principal executive offices)			(Zip code)

(678)	259-9860
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Exchange Act:
Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, par value $0.01 per share	HPE	NYSE
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

☐	Emerging growth company
☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.

Item 1.01	Entry into a Material Definitive Agreement.
On May 26, 2023, H3C Holdings Limited (“H3C Holdings”) and Izar Holding Co. (“Izar”, and together with H3C Holdings, the “HPE Parties”), each a wholly-owned subsidiary of Hewlett Packard Enterprise Company (“Hewlett Packard Enterprise”, “HPE”, or the “Company”), entered into a Put Share Purchase Agreement (the “Share Purchase Agreement”) with Unisplendour International Technology Limited (“UNIS”), a Hong Kong incorporated company and subsidiary of Unisplendour Corporation, an information technology services company, governing the sale of all of the shares of H3C Technologies Co., Limited (“H3C”) held by the HPE Parties (the “Shares”), which represent 49% of the total issued share capital of H3C.
The Share Purchase Agreement was entered into pursuant to the terms of the Shareholders' Agreement previously entered into between the parties as of May 1, 2016, as amended from time to time including, most recently, on October 28, 2022 (the “Shareholders' Agreement”) and the notice that the HPE Parties delivered to UNIS of the exercise of their right to put to UNIS, for cash consideration, all of the Shares (the “Put Notice”).
Pursuant to and subject to the terms and conditions of the Share Purchase Agreement, the HPE Parties shall sell to UNIS all of their Shares, with full title and free from all encumbrances (the “Transaction”), for total cash consideration of USD $3.5 billion (the “Consideration”).
Pursuant to and subject to the terms and conditions of the Share Purchase Agreement, the HPE Parties and UNIS have agreed to various covenants and agreements, including, among other things, (i) for UNIS to use its best endeavors to obtain all internal and external approvals, consents, and/or filings, (ii) for UNIS to keep the HPE Parties reasonably and timely informed of the status of such approvals, consents, and/or filings, (iii) for the HPE Parties to not unreasonably withhold or delay their approval or consent for any action taken by UNIS in connection with the Transaction (including the financing of the Transaction by UNIS), to the extent such approval or consent is required, (iv) for the HPE Parties to use their best efforts to provide all information and documentation reasonably requested by UNIS in connection with UNIS’ obtaining any consents, waivers, or approvals of any relevant governmental authority necessary to consummate the Transaction, (v) to cooperate in connection with any correspondence or interactions with government authorities in relation to the Transaction, (vi) arrangements governing the payment and disposition of dividends by H3C for the period between the signing of the Share Purchase Agreement and the anticipated closing date of the Transaction, (vii) to cooperate in the event of a material adverse effect affecting H3C, (viii) to provide reasonable assistance to each other for a period of three years after the consummation of the Transaction with respect to regulatory inquiries, and (ix) to continue performing the obligations, covenants, and undertakings under the Shareholders' Agreement. The Share Purchase Agreement also contains customary representations and warranties of each of UNIS and the HPE Parties.
The obligations of the HPE Parties, on the one hand, and UNIS, on the other hand, to effect the Transaction are subject to the satisfaction or waiver of certain conditions, including: (i) Unisplendour Corporation having obtained all necessary approvals from the applicable governmental authorities in the People's Republic of China in connection with the Transaction, including but not limited to approval of Unisplendour Corporation’s financing arrangement, (ii) the clearance of the Transaction, without any material qualification or imposition of any material additional requirement or amendment, by any and all relevant antitrust authorities, (iii) the absence of any law or order that would prevent the Transaction or the transactions contemplated by the Share Purchase Agreement, (iv) the approval of the Transaction by Unisplendour Corporation’s stockholders; (v) the accuracy of all parties’ representations and warranties; and (vi) compliance by all parties with their respective covenants in the Share Purchase Agreement in all material respects. Each party has agreed to use their best efforts to take all actions to ensure such conditions are satisfied and that the consummation of the Transaction takes place within 180 calendar days following the date of signing of the Share Purchase Agreement, provided that such time period shall be automatically extended by up to an additional 180 days in order to obtain the requisite approvals, if any (the “Put Conditions Period”). The Put Conditions Period shall be subject to an additional extension of up to an additional 90 days if certain conditions are met under the Share Purchase Agreement, or as otherwise agreed by the parties (the “Additional Put Conditions Period”).
If UNIS defaults in making any payment when due pursuant to the terms of the Share Purchase Agreement, it shall pay interest on such amount, such interest to accrue daily and compound monthly. The HPE Parties must undertake all tax reporting obligations with the applicable tax authority in the People's Republic of China.
The Share Purchase Agreement contains termination rights for the HPE Parties if any of the conditions in clauses (i) through (iv) in the fifth paragraph above are not satisfied or waived within (as applicable) the Put Conditions Period or the Additional Put Conditions Period, provided that neither HPE Party is in material breach of the Share Purchase Agreement and no such breach is the primary cause of preventing the satisfaction of any of the aforementioned conditions.
The foregoing description of the Share Purchase Agreement does not purport to be complete and is qualified in its entirety by reference to the actual terms of the Share Purchase Agreement, a copy of which will be filed as an exhibit to the Company’s Quarterly Report on Form 10-Q for the period ended April 30, 2023. The Share Purchase Agreement will be filed as an exhibit to provide investors with information regarding its terms and is not intended to provide any financial or other factual information about HPE or UNIS. In particular, the representations, warranties and covenants contained in the Share Purchase Agreement (i) were made only for purposes of such agreement and as of specific dates, (ii) were made solely for the benefit of the parties to the Share Purchase Agreement, (iii) may be subject to limitations agreed upon by the parties, including being qualified by confidential disclosures made for the purposes of allocating contractual risk between the parties to the Share Purchase Agreement rather than establishing those matters as facts; and (iv) may be subject to standards of materiality applicable to the contracting parties that differ from those applicable to investors. Investors are not third-party beneficiaries under the Share Purchase Agreement. Moreover, information concerning the subject matter of the representations, warranties and covenants may change after the date of the Share Purchase Agreement, which subsequent information may or may not be fully reflected in public disclosures by HPE. Accordingly, investors should not rely on the representations, warranties, and covenants contained in the Share Purchase Agreement or any descriptions thereof as characterizations of the actual state of facts or condition of either of the parties or any of their respective affiliates.
HPE and its affiliates have engaged in, and are expected to continue to engage in, other commercial dealings in the ordinary course of business with H3C, UNIS, and Unisplendour Corporation.

HPE intends to consider the most appropriate use of such proceeds in line with its practice of pursuing a balanced, returns-based approach for capital allocation decisions. HPE may consider a range of allocation activities, including but not limited to both organic and strategic investments, return of capital to shareholders, repayment and/or redemption of outstanding debt, and general corporate purposes.

Forward-looking statements.
This Form 8-K contains forward-looking statements within the meaning of the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. All statements other than statements of historical fact are statements that could be deemed forward-looking statements, including but not limited to any projections of financial performance, plans, strategies and objectives of management for future operations or performance. The words “believe,” “expect,” “anticipate,” “intend,” “will,” “may,” and similar expressions are intended to identify such forward-looking statements. Such statements involve risks, uncertainties, and assumptions relating, but not limited, to obtaining all necessary external approvals and consents and/or making all necessary filings, obtaining approval of the Transaction from UNIS’ stockholders, the timing and completion of all other agreements and obligations included in the Share Purchase Agreement, the timing of the consummation of the Transaction, including receipt by HPE of the Consideration, and the anticipated use of the proceeds therefrom. If the risks or uncertainties ever materialize or the assumptions prove incorrect, the results of HPE and its consolidated subsidiaries may differ materially from those expressed or implied by such forward-looking statements and assumptions. Factors leading to such material differences may include, without limitation, the risk that the consummation of the Transaction may be delayed, the risk of any unexpected costs or expenses resulting from the parties' carrying out the Share Purchase Agreement and/or the Transaction, the risk of any litigation relating to the Share Purchase Agreement and/or the Transaction, and the risk of any delays in obtaining any required governmental and regulatory approvals, as well as any terms and conditions of such approvals that could reduce anticipated benefits or cause the parties to abandon the Transaction. Risks, uncertainties and assumptions include those that are described in HPE’s Annual Report on Form 10-K for the fiscal year ended October 31, 2022, Quarterly Reports on Form 10-Q, Current Reports on Form 8-K, and that are otherwise described or updated from time to time in HPE’s Securities and Exchange Commission reports. HPE assumes no obligation and does not intend to update these forward-looking statements, except as required by applicable law.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HEWLETT PACKARD ENTERPRISE COMPANY

DATE: May 26, 2023	By:	/s/ Rishi Varma
	Name:	Rishi Varma
	Title:	Senior Vice President, General Counsel and Corporate Secretary